UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2022

Jackson Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40274	98-0486152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Corporate Way, Lansing, Michigan	48951
(Address of principal executive offices)	(Zip Code)

(517) 381-5500

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, Par Value $0.01 Per Share	JXN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 2, 2022, Jackson Financial Inc. (the "Company") entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., BofA Securities, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), providing for the issuance, subject to the satisfaction of certain conditions, by the Company of $750 million aggregate principal amount of its senior unsecured notes, consisting of:

•	$400 million aggregate principal amount of 5.170% Senior Notes due June 8, 2027 (the “2027 Notes”) and

•	$350 million aggregate principal amount of 5.670% Senior Notes due June 8, 2032 (the “2032 Notes” and, together with the 2027 Notes, the “Senior Notes”).

The Senior Notes will be issued pursuant to the Company’s Indenture dated as of November 23, 2021, with The Bank of New York Mellon Trust Company, N.A., as Trustee, as supplemented by two supplemental indentures (the “Supplemental Indentures”) providing for the terms of the 2027 Notes and the 2032 Notes. The Senior Notes are being sold pursuant to the Company’s registration statement on Form S-3 (File No. 333-262359).

The net proceeds of the Senior Notes will be used, together with cash on hand, to repay the Company’s $750 million aggregate principal amount term loan due February 2023.

A brief summary of the terms of the Senior Notes follows:

	2027 Notes	2032 Notes

Interest rate	5.170%	5.670%

Interest Payment Dates	June 8 and December 8, commencing December 8, 2022	June 8 and December 8, commencing December 8, 2022

Optional Redemption	Prior to May 8, 2027 (the “2027 Par Call Date”), the 2027 Notes will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2027 Notes matured on the 2027 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the to be entered supplemental indenture) plus 35 basis points, less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 2027 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the 2027 Par Call Date, the 2027 Notes will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2027 Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date.	Prior to March 8, 2032 (the “2032 Par Call Date”), the 2032 Notes will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the 2032 Notes matured on the 2032 Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the to be entered supplemental indenture) plus 45 basis points, less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the 2032 Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to the redemption date. On or after the 2032 Par Call Date, the 2032 Notes will be redeemable at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2032 Notes to be redeemed, plus accrued and unpaid interest thereon to the redemption date.

The Indenture contains covenants that restrict the Company’s ability, with specified exceptions, to (i) incur debt secured by any capital stock of Jackson National Life Insurance Company (“JNLIC”), or any entity (other than the Company) having direct or indirect control of JNLIC, unless the Senior Notes are secured equally and ratably with (or prior to) such secured debt so long as such debt is so secured; (ii) sell or otherwise dispose of any shares of capital stock of JNLIC, or any entity (other than the Company) having direct or indirect control of JNLIC; and (iii) merge with or into or consolidate with another entity or convey, lease or otherwise transfer all or substantially all of the Company’s assets to any other entity. Events of default include failure to pay interest or principal, cross defaults to material indebtedness, and insolvency and bankruptcy events.

Certain Underwriters or their affiliates are lenders under the Company’s credit facilities and, as such, will receive net proceeds from the offering of the Senior Notes in connection with the expected repayment of the Company’s term loan due February 2023. In addition, in connection with the credit agreement that governs the Company’s term loans, Citibank, N.A., an affiliate of Citigroup Global Markets Inc., acts as administrative agent and, (i) together with Morgan Stanley Senior Funding, Inc., BofA Securities, Inc., Barclays Bank PLC, JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC, acted as joint lead arrangers and bookrunners, and (ii) Morgan Stanley Senior Funding, Inc. acted as a syndication agent. In connection with the Company’s revolving credit facility, Citibank, N.A., an affiliate of Citigroup Global Markets Inc., acts as administrative agent and, together with Morgan Stanley Senior Funding, Inc., BofA Securities, Inc., Barclays Bank PLC, JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC, acted as joint lead arrangers.

Certain Underwriters or their affiliates have engaged in, and may in the future engage in, other commercial and investment banking and commercial dealings in the ordinary course of business with the Company and its affiliates. The Underwriters and their affiliates have received, or may in the future receive, customary fees and commissions for these transactions.

Esta Stecher, the Chair of Goldman Sachs Bank USA and a board member of several banking and investment banking subsidiaries of The Goldman Sachs Group, Inc., is a director of the Company. Goldman Sachs & Co. LLC, one of the Underwriters, is an affiliate of both Goldman Sachs Bank USA and The Goldman Sachs Group, Inc.

The Underwriting Agreement is being filed with this report as Exhibit 1.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated June 2, 2022 between Jackson Financial Inc. and Barclays Capital Inc., BofA Securities, Inc., Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several Underwriters named therein.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL Document)

Note Regarding Forward-Looking Statements

This report may contain certain statements, other than those relating to historical facts, that constitute “forward-looking statements.” Forward-looking statements can generally be identified by their use of terms such as “anticipate,” “estimate,” “believe,” “expect,” “could,” “forecast,” “may,” “intend,” “plan,” “predict,” “project” “will” or “would” and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance, are subject to a number of assumptions, and are inherently susceptible to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from such statements. Reference is made to our annual report on Form 10-K for the year ended December 31, 2021 and our other filings with the U.S. Securities and Exchange Commission for a discussion of risks and uncertainties that we face and could affect our forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions. There can be no assurance that management’s expectations, beliefs or projections will result or be achieved or accomplished. Any forward-looking statements reflect our views and assumptions as of the date of this report and we disclaim any obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON FINANCIAL INC.

Date: June 3, 2022	By:	/s/ Marcia Wadsten
	Name:	Marcia Wadsten
	Title:	Executive Vice President and Chief Financial Officer